UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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AMERICAN CENTURY ETF TRUST
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Proxy Statement
April 28, 2025

Important Voting Information Inside
American Century Focused Dynamic Growth ETF

Understand and Vote Your Proxy
Dear American Century Focused Dynamic Growth ETF Shareholder,
We are asking you to vote on a proposal regarding your shares in American Century Focused Dynamic Growth ETF (the “Fund”). Your vote counts, no matter how large or small your holdings.
Proxy proposal for your vote: Changing the Fund’s classification from a diversified to a non-diversified fund
You are being asked to approve a change in the Fund’s classification under the Investment Company Act of 1940 (as amended, the “Investment Company Act”), from a “diversified” to a “non-diversified” fund (the “Proposal”). As a diversified fund, the Fund is limited in its ownership of securities of any single issuer. If approved, the Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers. Therefore, reclassifying the Fund as a non-diversified fund could offer more flexibility to the investment team, which the investment team believes may ultimately benefit shareholders. There may also be additional risks for a non-diversified fund, including that the fund may invest a greater percent-age of assets in a smaller number of issuers than a diversified fund, thereby increasing exposure to changes in the price of the securities of such issuers.
The Board of Trustees (the “Board”) for the Fund has approved, and they recommend that you vote FOR the Proposal, as further described in the enclosed proxy statement.
The Q&A and proxy materials on the following pages also describe the Proposal in more detail. Our proxy solicitor, Morrow Sodali Fund Solutions LLC ("Sodali"), may contact you if we haven’t received your vote.
How to vote
Please have your card available and vote online, by phone or mail in your card.
Questions?
If you have proxy questions or need assistance in casting your vote, please contact Sodali at 1-888-504-5873. Thank you for investing with American Century Investments.
Sincerely,
Jonathan S. Thomas
Chair, CEO and President
American Century Companies, Inc.
4500 Main Street, Kansas City, Missouri 64111

AMERICAN CENTURY INVESTMENTS
American Century Focused Dynamic Growth ETF

IMPORTANT NEWS FOR SHAREHOLDERS
Here you will find a brief overview of the Proposal and an accompanying Q&A. These should be read in conjunction with, and are qualified by reference to, the more detailed information contained in this proxy statement.
Shareholders of the Fund are being asked to approve a change in the Fund’s classification under the Investment Company Act from a “diversified” to a “non-diversified” fund. As described in the enclosed proxy statement, the Proposal would allow the Fund’s investment management team greater flexibility to actively manage the Fund, implement desired allocations and take advantage of in-kind creations. There may also be additional risks for a non-diversified fund, including that the fund may invest a greater percentage of assets in a smaller number of issuers than a diversified fund, thereby increasing exposure to changes in the price of the securities of such issuers.

Questions and Answers
Q. What is the proposal I am being asked to vote on?
A. We are asking you to approve changes to the Fund’s designation under the Investment Company Act from a “diversified” to a “non-diversified” fund.
Q. What is the difference between diversified and non-diversified funds?
A.Under the Investment Company Act, a fund is classified as diversified or non-diversified, which governs its ownership of securities of issuers. “Diversified” means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). The Fund is currently classified as diversified and therefore must operate in compliance with these diversification requirements and is limited in its ownership of securities of any single issuer.

Q. Why am I being asked to approve the reclassification of the Fund from diversified to non-diversified?
A.Under the Investment Company Act, a diversified fund cannot change its diversification status to non-diversified without shareholder approval. If the proposal is approved, the Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers and would no longer be subject to the diversification requirements. The non-diversified status will give the Fund’s investment management team increased flexibility to manage the Fund’s portfolio. American Century Investment Management, Inc., the investment advisor to the Fund (the “Advisor”), believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio management team with increased investment flexibility and potential for better investment performance. There may also be additional risks for a non-diversified fund, including that the fund may invest a greater percentage of assets in a smaller number of issuers than a diversified fund, thereby increasing exposure to changes in the price of the securities of such issuers.
Q. Will the Fund’s risk profile increase if it is reclassified as non-diversified under the Investment Company Act?
A.Yes. A non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund does so, the Fund will be more susceptible to the attendant risks of a particular issuer in which it invests than would be a diversified fund. In addition, a price change in the securities of any one of those issuers may have greater impact on the Fund’s share price than would be the case in a diversified fund.
Q. Will the Fund make any changes to its investment strategies if reclassified as non-diversified under the Investment Company Act?
A. No. The Fund will continue to invest in accordance with its current investment strategies.

Q. When is the special meeting? Who can vote?
A. The special meeting will be held on June 10, 2025, at 10:00 a.m. Central Time at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri. Please note we are holding this meeting only for purposes of voting on the Proposal. We do not plan on making any presentations about the Fund. If you owned shares of the Fund at the close of business on April 17, 2025, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. For example, a shareholder whose shares represent $100.50 of net asset value would be entitled to 100.5 votes.
Q. How does the Board recommend that I vote?
A. The Board recommends you vote “FOR” the Proposal.
Q. What happens if shareholders do not approve the Proposal?
A. If shareholders do not approve the Proposal, the Fund will remain “diversified” and therefore remains subject to the diversification requirements set forth in the Investment Company Act.
Q. My holdings in the Fund are small, why should I vote?
A. Your vote makes a difference. If many shareholders do not vote their proxies, the Fund may not receive enough votes to go forward with its special meeting. This means the Fund will incur additional costs to solicit votes to determine the outcome of the Proposal.
Q. Why are multiple proxy cards enclosed?
A. If you own shares of the Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q. How do I cast my vote?
A.

Have your vote card handy for the web address and your voting number.	Have your vote card handy for the phone number and your voting number.	Mark your proxy vote, sign and return in the enclosed postage-paid envelope.

You also may vote in person at the special meeting on June 10, 2025. If you need more information or have any questions on how to cast your vote, call our proxy solicitor, Morrow Sodali Fund Solutions LLC ("Sodali" or "Sodali & Co."), at 1-888-504-5873.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

American Century Focused Dynamic Growth ETF
4500 Main Street
Kansas City, Missouri 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 10, 2025
To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “meeting”) of American Century Focused Dynamic Growth ETF (the “Fund”), a series of American Century ETF Trust will be held at 10:00 a.m. Central Time on June 10, 2025 at 4500 Main Street, Kansas City, Missouri 64111 to approve a change in the Fund’s classification under the Investment Company Act of 1940 (as amended, the “Investment Company Act”), from a “diversified” to a “non-diversified” fund (the “Proposal”).
Shareholders of record of the Fund as of the close of business on April 17, 2025 are entitled to vote at the meeting and any adjournments or postponements thereof.
In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the chairman of the meeting may propose one or more adjournments of the meeting to permit further solicitation of proxies. No shareholder vote is required for adjournment. In addition, no notice of adjournment of a meeting to another time or place need be given to shareholders if such time and place are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting. A shareholder vote may be taken on any proposal if a quorum is present prior to such adjournment. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.
Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Proposal.

By Order of the Board of Trustees
Ward D. Stauffer
Secretary

April 28, 2025

PROXY STATEMENT
AMERICAN CENTURY FOCUSED DYNAMIC GROWTH ETF

The Board of Trustees (the “Board”) of American Century Focused Dynamic Growth ETF (the “Fund”), a series of American Century ETF Trust (the “Trust”) is providing this proxy statement. The Board is soliciting the proxies of Fund shareholders for use in connection with a Special Meeting (the “meeting”) of Fund shareholders held at 10:00 a.m. Central Time on June 10, 2025, at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri. Beginning on or about April 28, 2025, we are sending the meeting notice, this proxy statement, and proxy cards to shareholders of record as of the close of business on April 17, 2025 (the “Record Date”). Please read this proxy statement and keep it for future reference. The Fund previously sent its annual report and semiannual report to its shareholders. You may obtain a copy of the Fund’s most recent annual report and semiannual report without charge by writing to the Fund at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this proxy statement, please contact our proxy solicitor, Sodali & Co., at 1-888-504-5873, Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 10, 2025: This proxy statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. The proxy statement is also available at www.americancentury.com/fund-proxy.

TABLE OF CONTENTS

SUMMARY OF THE PROPOSAL AND VOTING	3
PROPOSAL : RECLASSIFY THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT	4
OTHER INFORMATION	7
General Information	7
Date, Time and Place of the Meeting	8
Use and Revocation of Proxies	8
Voting Rights and Required Votes	8
Outstanding Shares and Significant Shareholders	9
Security Ownership of Certain Beneficial Owners and Management of the Fund	9
Service Providers	10
Proxy Statement Delivery	11
WHERE TO FIND ADDITIONAL INFORMATION	11
SHAREHOLDER PROPOSALS, DISCRETION OF ATTORNEYS NAMED IN THE PROXY AND OTHER MATTERS	11

SUMMARY OF PROPOSAL AND VOTING
The following is a summary of certain information contained elsewhere in this proxy statement. This summary is qualified in its entirety by reference to information contained elsewhere in this proxy statement.

Purpose of the Meeting
The purpose of the meeting is to consider and vote on the approval of reclassifying the Fund from a “diversified” to a “non-diversified” fund under the Investment Company Act of 1940 (as amended, the “Investment Company Act”)(the “Proposal”).

Required Vote
The Proposal must be approved by the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present or represented by proxy at the meeting if more than 50% of the shares of the Fund are present or represented by proxy.

How to Vote
Shareholders may vote by internet or telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the meeting. Shareholders can obtain directions to the meeting by calling American Century Investments at 1-800-345-2021.

The Board recommends that you vote “FOR” the Proposal.

PROPOSAL: RECLASSIFY THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT

It is proposed that shareholders of the Fund approve a change in the Fund’s classification under the Investment Company Act from “diversified” to “non-diversified” (the “Proposal”). A change in the Fund’s classification from “diversified” to “non-diversified” requires shareholder approval under the Investment Company Act.
Under the Investment Company Act, a fund is classified as “diversified” or “non-diversified.” “Diversified” means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). The Fund currently is classified as a diversified fund for purposes of the Investment Company Act, which means the Fund is currently limited in its ownership of securities of any single issuer.
Following the recommendation of the Fund’s investment advisor, American Century Investment Management, Inc. (the “Advisor”), the Board has approved a change to the Fund’s classification under the Investment Company Act to “non-diversified”, subject to the approval of the Fund’s shareholders.
The Advisor believes that changing the Fund’s classification to “non-diversified” is in the best interests of the Fund and its shareholders because it provides the Fund’s investment management team additional flexibility to actively manage the Fund, implement desired allocations, and take advantage of in-kind creations. The Fund’s investment universe, the U.S large capitalization market, is notably “top heavy,” and over the last several years, a cohort of mega-cap companies have seen extraordinary growth. This growth has significantly increased the weight of a few select firms within most broadly utilized U.S. large-cap growth indexes. For example, in recent months, over 50% of the Fund’s performance index, the Russell 1000 Growth Index (the “Performance Index”), has consisted of securities with 5% weights or greater. While the Fund is not designed to track the Performance Index, it does select many securities from the Performance Index’s universe, and its performance is measured against the Performance Index. The Fund’s current diversification requirement limits the management team’s ability to actively manage the Fund and potentially implement desired allocations.

Additionally, because several of the Fund’s security positions have appreciated significantly since the time of acquisition, the Fund’s portfolio currently exceeds the diversification limits under the Investment Company Act. Since compliance with the diversification limits is measured at the time of acquisition, the Fund is permitted to continue holding these positions as they appreciate, but the Fund is prohibited from acquiring any additional securities of an issuer that exceeds 5% of the Fund’s total assets. This includes in-kind acquisitions. As an exchange-traded fund (“ETF”), the Fund is designed to accept in-kind contributions from authorized participants in exchange for shares of the Fund, which can be more tax-efficient and have lower transaction costs than cash purchases. However, because of the diversification requirement, the Fund is prohibited from accepting in-kind contributions with respect to a large portion of its portfolio, which limits the Fund’s ability to fully realize the advantages of its ETF structure.
If the shareholders approve the Proposal, the Fund may be subject to additional investment risks or be more susceptible to investment risks it currently faces. As a “non-diversified” fund, the Fund would be permitted to invest a greater portion of its assets in a single issuer or small group of issuers than a “diversified” fund. “Non-diversified” funds typically hold the securities of fewer issuers than “diversified” funds do. Consequently, the change in value of any one security may affect the overall value of a “non-diversified” portfolio more than it would a “diversified” portfolio. A “non-diversified” fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a “diversified” fund, and may be more susceptible to greater losses because of such developments. In addition, greater ownership of a smaller number of issuers may make the Fund more susceptible to economic, business, political or other investment risk factors affecting the issuers in which it invests.
Although the Fund would no longer be subject to the Investment Company Act diversification requirements if the shareholders of the Fund approve the Proposal at the Meeting, the Fund intends to continue to comply with the federal tax diversification requirements under Subchapter M of the Internal Revenue Code (“IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the end of each quarter of its taxable year, (i) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.
A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, if the Proposal is approved, the Fund at times may not take full advantage of the greater flexibility afforded to a non-diversified fund. The Advisor will reserve the freedom of action to operate the Fund as non-diversified when it believes it would be in shareholders’ best interests to do so, provided that if the Fund does not operate as non-diversified for any continuous three year period, Investment Company Act rules will require the Fund to again seek shareholder approval if the Fund wanted to reserve the freedom of action to operate the Fund as non-diversified.
At a meeting held on March 12, 2025, the Board considered the recommendation of the Advisor to change the Fund’s classification to “non-diversified.” The Board considered all relevant factors, including the rationale for the proposed change and the potential impact on the Fund. At the meeting, the Advisor also made a presentation to, and responded to questions from, the Board regarding the Proposal and other matters relevant to the Board’s consideration of the Proposal. Based on its consideration of these matters, including the Advisor’s recommendation, the Board, including a majority of the Independent Trustees, approved the change in the Fund’s classification from “diversified” to “non-diversified” and determined to recommend that shareholders of the Fund approve the Proposal.
If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from “diversified” to “non-diversified” will become effective when the Fund’s registration statement is supplemented to reflect the approval of the Proposal. If shareholders of the Fund do not approve the Proposal, the Fund will continue to be a diversified fund and remain subject to the fundamental investment restriction applicable to all diversified funds as classified under the Investment Company Act.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE OF THE FUND’S CLASSIFICATION FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND UNDER THE INVESTMENT COMPANY ACT.

OTHER INFORMATION

General Information
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees. Officers or employees of the Fund or American Century Investments, as well as any proxy solicitation firm hired by American Century Investments, may solicit proxies. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Fund who are their customers. It is anticipated that the solicitation of proxies will be primarily by mail, Internet, telephone, facsimile or personal interview.
Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. American Century Investments may reimburse banks, brokers, and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers, agents, or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with this proxy statement are anticipated to include the following: (a) expenses associated with the preparation of this proxy statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this proxy statement or in connection with the proxy solicitation; (d) solicitation, tabulation, and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. American Century Services, LLC (“ACS”), the administrator of the Fund, and/or its affiliates have agreed to pay the expenses associated with this proxy statement that are detailed above.
ACS has entered into a contract with Morrow Sodali Fund Solutions LLC (“Sodali”), pursuant to which Sodali will provide certain project management, telephone solicitation, and Internet and telephonic voting services in addition to providing for the mailing of the proxy statement. The fees to be paid to Sodali by ACS under the contract are estimated to be approximately $11,100 in the aggregate.

Date, Time and Place of the Meeting
The meeting will be held on June 10, 2025 at 10:00 a.m. Central Time at the principal executive offices of American Century Investments, 4500 Main Street, Kansas City, Missouri 64111. Shareholders are invited to attend the meeting in person. For directions to our office please call 1-800-345-2021. Shareholders who cannot attend the meeting in person are urged to vote using the telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card.

Use and Revocation of Proxies
A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Fund or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder of record present at the meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the meeting, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Proposal. It is not anticipated that any matters other than the approval of the Proposal will be brought before the meeting. If, however, any other business properly is brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes
A quorum of shareholders is necessary to hold a valid meeting.
Shareholders representing one-third of the issued and outstanding shares of the Fund entitled to vote must be present in person or by proxy to constitute a quorum for purposes of voting on the Proposal. Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Approval of the Proposal requires the approval of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present or represented by proxy at the meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms or other financial intermediaries holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the meeting. The Fund will include shares held of record by broker-dealers whose customers authorized it to vote such shares in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Shares as to which properly executed proxies are returned but that are marked “abstain” will also be counted as present for the purposes of determining a quorum. However, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal. In contrast, proxies to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will not be treated as votes present at the meeting and will not be treated as votes cast at such meeting. “Broker non-votes,” therefore: (i) will not be included for purposes of determining whether a quorum is present; and (ii) will have no effect for purposes of obtaining the requisite approval of the Proposal. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the chairman of the meeting may propose one or more adjournments of the meeting to permit further solicitation of proxies as to the Proposal.

Outstanding Shares and Significant Shareholders
Only holders of record of shares at the close of business on April 17, 2025 (the “Record Date”) are entitled to vote on the Proposal at the meeting or any adjournment thereof. The following table sets forth the number of shares of the Fund issued and outstanding and the number of votes entitled to vote as of the close of business on the Record Date.

Outstanding Shares	Number of Votes Entitled to Vote ($1 Equals 1 Vote)
2,690,000.00	$232,220,915.49

Security Ownership of Certain Beneficial Owners and Management of the Fund
As of March 31, 2025, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the Investment Company Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Focused Dynamic Growth ETF

Pershing LLC Jersey City, NJ	36%
State Street Bank and Trust Company North Quincy, MA Includes 13.25% beneficially owned by Strategic Allocation: Aggressive Fund; and 8.25% beneficially owned by Strategic Allocation: Moderate Fund	23%
Charles Schwab & Company, Inc. San Francisco, CA	16%
National Financial Services LLC New York, NY	15%
The Fund is unaware of any other shareholder, beneficial or of record, who owns more than 5% of the Fund’s outstanding shares.
The trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding shares as of March 31, 2025.
Several other American Century Investments funds invest in the Fund. In the aggregate, our other funds own 23% of the Fund. To avoid any potential conflicts of interest when one American Century Investments fund owns shares of another, the Fund’s investment advisor “echo votes” such shares.
That is, it votes the shares in the same proportion as the vote of all other holders of the shares.

Service Providers
The Fund’s investment advisor is American Century Investment Management, Inc. (the “Advisor”). American Century Services, LLC serves as administrator of the Fund. The administrator is an affiliate of the Advisor and is located at 4500 Main Street, Kansas City, Missouri 64111. Foreside Fund Services, LLC serves as distributor (also known as principal underwriter) to the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. State Street Bank and Trust Company, 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as transfer agent and dividend-paying agent for the Fund.

Proxy Statement Delivery
To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver a proxy statement to an investor at a shared address at which we delivered a single copy of this proxy statement. You may obtain an additional copy of this proxy statement by writing to the following address: American Century Investments, P.O. Box 419200, Kansas City, Missouri, 64141-6200, or calling American Century Investments, at 1-800-345-2021. Investors at a shared address may change their current election regarding the number of copies of Fund documents delivered to their shared address by contacting American Century Investments at 1-800-345-2021 or writing to American Century Investments, 801 Pennsylvania Avenue, Suite 419200, Kansas City, Missouri 64105-1307, or contacting their financial professional.

WHERE TO FIND ADDITIONAL INFORMATION
The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Fund, can be obtained by calling or writing the Fund. Copies of such material can be obtained at prescribed rates from the SEC or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

SHAREHOLDER PROPOSALS, DISCRETION OF ATTORNEYS NAMED IN THE PROXY AND OTHER MATTERS
The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Investments, P.O. Box 418210, Kansas City, Missouri, 64141, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

CL-BKT-98638

American Century Investments®

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the Proxy Statement and have the proxy card below at hand.
2. Go to:
3. Follow the instructions provided on the website.

VOTE BY PHONE

1. Read the Proxy Statement and have the proxy card below at hand.
2. Call
3. Follow the instructions.

VOTE BY MAIL

1. Read the Proxy Statement.
2. Check the appropriate box(es) on the reverse side of this proxy card.
3. Sign, date and return the proxy card in the envelope provided

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AMERICAN CENTURY FOCUSED DYNAMIC GROWTH ETF
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 10, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the American Century Focused Dynamic Growth ETF (the "fund") hereby appoints each Ashley L. Bergus, Ravtej Grewal, Britny Hawk, Jordan Ifland, Evan C. Johnson and Kathleen Gunja Nelson, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 10, 2025 at the principal executive office of American Century Investments at 4500 Main Street, Kansas City, Missouri 64111 at 10 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees.
The Board of Trustees recommends you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To reclassify the fund from "diversified" to "non-diversified" under the Investment Company Act.	☐	☐	☐

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